UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 15, 2023

MATTEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(310) 252-2000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 per share	MAT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Mattel, Inc. (“Mattel”) was held on May 15, 2023.

All of the nominees for director listed in Proposal 1 in Mattel’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 31, 2023, were elected by a majority of the votes cast, as follows:

Name of Nominee	Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
R. Todd Bradley	319,276,691	1,608,736	235,621	15,228,618
Adriana Cisneros	319,625,859	1,359,555	135,634	15,228,618
Michael Dolan	315,100,376	5,869,157	151,515	15,228,618
Diana Ferguson	318,424,949	2,561,198	134,901	15,228,618
Prof. Noreena Hertz	320,497,169	486,722	137,157	15,228,618
Ynon Kreiz	313,058,967	7,914,833	147,248	15,228,618
Soren Laursen	319,639,624	1,328,323	153,101	15,228,618
Ann Lewnes	318,620,250	2,282,646	218,152	15,228,618
Roger Lynch	319,981,503	907,510	232,035	15,228,618
Dominic Ng	318,403,811	2,567,285	149,952	15,228,618
Dr. Judy Olian	319,331,868	1,647,345	141,835	15,228,618

Proposal 2, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Mattel’s independent registered public accounting firm for the year ending December 31, 2023, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
330,346,421	5,681,871	321,374	N/A

Proposal 3, a proposal to approve, on a non-binding, advisory basis, the compensation of Mattel’s named executive officers, was approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
318,328,599	2,354,964	437,485	15,228,618

Proposal 4, a proposal to determine, on a non-binding, advisory basis, the frequency with which stockholders would have an opportunity to approve, on a non-binding, advisory basis, the compensation of Mattel’s named executive officers, was determined as follows:

Votes Cast for “1 Year”	Votes Cast for “2 Years”	Votes Cast for “3 Years”	Abstentions	Broker Non-Votes
315,384,148	385,004	4,680,528	671,368	15,228,618

Proposal 5, a stockholder proposal regarding an independent board chairman, was not approved by the following vote:

Votes Cast “FOR”	Votes Cast “AGAINST”	Abstentions	Broker Non-Votes
66,493,945	254,318,355	308,748	15,228,618

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Incorporated by Reference
Exhibit No.	Exhibit Description	Form	File No.	Exhibit(s)	Filing Date

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC.

Dated: May 18, 2023	By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary